UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K/A
Amendment No. 1
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2013

WESTERN REFINING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices and zip code)
(915) 534-1400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Western Refining, Inc. (“Western”) originally filed with the United States Securities and Exchange Commission (the “Commission”) on October 22, 2013. Western is filing this Amendment to properly note that portions of Exhibit 10.5 and Exhibit 10.6 attached hereto have been omitted pursuant to a request for confidential treatment submitted with the SEC. This Form 8-K/A does not amend or modify the original Form 8-K in any other respect.

Item 9.01    Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

10.1
Credit Agreement among the Partnership, as borrower, the lenders from time to time party thereto and Well Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer (incorporated by reference to Exhibit 10.1 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.2
Contribution, Conveyance and Assumption Agreement by and among the Partnership, the General Partner, WRSW, SJR, WRP, WRT, WRCLP and Western (incorporated by reference to Exhibit 10.2 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.3
Omnibus Agreement by and among the Partnership, the General Partner, Western, WRSW, WRCLP and Wholesale (incorporated by reference to Exhibit 10.3 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.4	Services Agreement by and among the Partnership, WRCLP and WRSW (incorporated by reference to Exhibit 10.4 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.5†
Pipeline and Gathering Services Agreement by and among WRCLP, WRSW and WRP (incorporated by reference to Exhibit 10.5 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.6†
Terminalling, Transportation and Storage Services Agreement by and among WRCLP, WRSW and WRT (incorporated by reference to Exhibit 10.6 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.7	Western Refining Logistics, LP 2013 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.7 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

99.1	Press Release dated October 16, 2013 (incorporated by reference to Exhibit 99.1 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

†	Confidential status has been requested for certain portions thereof pursuant to a Confidential Treatment Request. Such provisions have been filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By: /s/ Gary R. Dalke
Name: Gary R. Dalke
Title: Chief Financial Officer

Dated: January 12, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1
Credit Agreement among the Partnership, as borrower, the lenders from time to time party thereto and Well Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer (incorporated by reference to Exhibit 10.1 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.2
Contribution, Conveyance and Assumption Agreement by and among the Partnership, the General Partner, WRSW, SJR, WRP, WRT, WRCLP and Western (incorporated by reference to Exhibit 10.2 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.3
Omnibus Agreement by and among the Partnership, the General Partner, Western, WRSW, WRCLP and Wholesale (incorporated by reference to Exhibit 10.3 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.4	Services Agreement by and among the Partnership, WRCLP and WRSW (incorporated by reference to Exhibit 10.4 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.5†
Pipeline and Gathering Services Agreement by and among WRCLP, WRSW and WRP (incorporated by reference to Exhibit 10.5 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.6†
Terminalling, Transportation and Storage Services Agreement by and among WRCLP, WRSW and WRT (incorporated by reference to Exhibit 10.6 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

10.7	Western Refining Logistics, LP 2013 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.7 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

99.1	Press Release dated October 16, 2013 (incorporated by reference to Exhibit 99.1 to Western's Current Report on Form 8-K, filed with the Commission on October 22, 2013).

†	Confidential status has been requested for certain portions thereof pursuant to a Confidential Treatment Request. Such provisions have been filed separately with the Commission.